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                                                                   Exhibit 10.26



                                  SPARTA, INC.
                          STOCK COMPENSATION PLAN TRUST

                                TABLE OF CONTENTS

ARTICLE I

               ESTABLISHMENT AND GENERAL OPERATION OF TRUST .................................1
               1.1    Establishment of Trust ................................................1
               1.2    Revocability ..........................................................1
               1.3    Grantor Trust .........................................................1
               1.4    Signing Authority .....................................................1
               1.5    Acceptance of Assets; Trust Composition ...............................2
               1.6    Trust Contributions ...................................................2
               1.7    Plan Administration ...................................................2
               1.8    Change in Control .....................................................2

ARTICLE II

               INVESTMENTS ..................................................................3
               2.1    Company Investment Authority ..........................................3

ARTICLE III

               TRUSTEE'S POWERS .............................................................3
               3.1    Trustee's General Powers ..............................................3
               3.2    Power to Vote Company Stock ...........................................5
               3.3    Sale of Company Stock .................................................5

ARTICLE IV

               PAYMENTS AND RECORDS .........................................................5
               4.1    Payments to Participants and Beneficiaries ............................5
               4.2    Tax Withholding .......................................................5
               4.3    Suspension of Payments on Insolvency ..................................6
               4.4    Accounts and Records ..................................................6
               4.5    Reports ...............................................................6
               4.6    Payments Following a Change in Control ................................6

ARTICLE V

               RESTRICTIONS ON TRANSFER .....................................................7
               5.1    Disputes ..............................................................7
               5.2    Assignment and Alienation Prohibited ..................................7

ARTICLE VI

               RESIGNATION, REMOVAL AND SUCCESSION ..........................................7
               6.1    Resignation or Removal of Trustee .....................................7
               6.2    Designation of Successor ..............................................7
               6.3    Successor's Appointment ...............................................8
               6.4    Successor's Duties ....................................................8

ARTICLE VII

               AMENDMENT ....................................................................8
               7.1    Integration; Power to Amend ...........................................8
               7.2    Limitation on Amendments Following a Change in Control ................8

ARTICLE VIII

               LIABILITIES ..................................................................8
               8.1    Declaration of Intent .................................................8
               8.2    Liability of the Trustee ..............................................9
               8.3    Indemnification .......................................................9

ARTICLE IX

               TERMINATION AND DURATION .....................................................9
               9.1    Revocation and Termination ............................................9
               9.2    Duration ..............................................................9

ARTICLE X

               MISCELLANEOUS ...............................................................10
               10.1   Emergencies and Delegation ...........................................10
               10.2   Expenses and Taxes ...................................................10
               10.3   Third Parties ........................................................11
               10.4   Binding Effect; Successor Corporation ................................11
               10.5   Relation to Plan .....................................................11
               10.6   Partial Invalidity ...................................................11
               10.7   Construction .........................................................11
               10.8   Notices ..............................................................11

ARTICLE XI

               DISTRIBUTIONS IN THE EVENT OF INSOLVENCY OF THE COMPANY .....................12
               11.1   Assets Subject to Creditors' Claims ..................................12
               11.2   Insolvency ...........................................................12
               11.3   Duties on Insolvency .................................................12
               11.4   Determination of Insolvency ..........................................13

                                  SPARTA, INC.
                          STOCK COMPENSATION PLAN TRUST

        This Trust Agreement (the "Trust Agreement") is made and dated this 1st day of February, 1996 by and between SPARTA, Inc., a Delaware corporation (the "Company"), and Jerry R. Fabian, (the "Trustee").


                                     PURPOSE

        The Company maintains the SPARTA, Inc. Stock Compensation Plan (the "Plan") pursuant to which the Company expects to make awards of Share Units (as defined in the Plan) with respect to individuals participating in the Plan (the "Participants"). In order to provide assurance to some or all such Participants and their beneficiaries (the "Beneficiaries") that their unfunded stock compensation rights under the Plan will be met or substantially met, in cases other than insolvency of the Company, the Company may deliver from time to time cash and other assets to be held and administered as a trust, established pursuant to the terms hereof (the "Trust") for the uses and purposes of the Plan, but subject to the claims of the Company's creditors in the event of the Company's insolvency as herein defined.

        Subject to specific conditions set forth in this Trust Agreement, the Trustee will hold shares of the Common Stock of the Company (the "Company Stock") in trust and invest cash and other acceptable property received pursuant to this Trust Agreement for the uses and purposes of the Plan according to the directions of the Company's plan committee (the "Committee") under the terms and conditions stated below. It is the intention of the parties that the Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as being exempt from the application of the Employee Retirement Income Security Act of 1974 ("ERISA").

                                    ARTICLE I
                  ESTABLISHMENT AND GENERAL OPERATION OF TRUST

        1.1. Establishment of Trust. The Company hereby establishes the Trust with the Trustee as a grantor trust.

        1.2. Revocability. The Trust hereby established shall be irrevocable.

        1.3. Grantor Trust. The Trust is intended to be a grantor trust, of which only the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986 (the "Code"), as amended, and shall be construed accordingly.

        1.4. Signing Authority. The secretary or any assistant secretary of the Company shall certify in writing to the Trustee the names and specimen signatures of all those who are authorized to act as or on behalf of the Company, and those names and specimen signatures shall be updated as necessary by the secretary or any assistant secretary of the Company. The Company shall notify the Trustee if any person so designated is no longer authorized to act on behalf of the Company. Until the Trustee receives notice that a person is no longer authorized to act on behalf of the Company, the Trustee may continue to rely on the Company's designation of such person.

        1.5. Acceptance of Assets; Trust Composition. All contributions or transfers shall be received by the Trustee in the form of cash, Company Stock or other property acceptable to the Trustee. The Trust shall consist of the contributions and transfers received by the Trustee, together with the income, proceeds and earnings from them and any increments to them. The Trustee shall hold, manage and administer the Trust in accordance with this Trust Agreement without distinction between principal and income. The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants, Beneficiaries and general creditors as set forth herein. Participants and Beneficiaries shall have no preferred claim on nor any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be subordinate to the rights of general creditors of the Company under the terms and conditions specified in Article XI. Any assets held in the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency as defined in Article XI. To the extent of a Participant's or Beneficiary's interest in the Trust, the Participant or Beneficiary will be considered to be a general creditor of the Company for the purposes of Article XI.

        1.6. Trust Contributions. The Company shall make contributions to the Trust in its sole discretion or as otherwise provided in the Plan. Neither the Trustee nor any Participant or Beneficiary shall have any right to compel such contributions to the Trust. The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held in the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

        1.7. Plan Administration. The Company and not the Trustee shall be responsible for administering the Plan (including without limitation determining the rights of the Company's employees to participate in the Plan, determining any Participant's or Beneficiary's right to receive a distribution from the Trust and issuing statements to Participants and Beneficiaries of their interest in the Trust).

        1.8. Change in Control. For purposes of this Trust Agreement, a "Change in Control" shall be deemed to occur if any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934) other than the Company, any subsidiary or employee benefit plan or trust maintained by the Company or subsidiary, becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty-five percent (25%) or more of the Company's then outstanding Company Stock without prior approval of the Company's Board of Directors. For purposes of the foregoing, a subsidiary is any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such chain. The Trustee shall have no independent duty to determine whether a Change in Control has occurred and shall not be required to take any action or refrain from taking any action hereunder which is based on a

Change in Control having occurred, prior to the time it receives written notice from the Company or a Participant or Beneficiary that a Change in Control has occurred and has had a reasonable opportunity to determine whether a Change in Control, in fact, has occurred. At the Trustee's request, the Company shall furnish such evidence as may be necessary to enable the Trustee to determine whether a Change in Control has occurred. In taking or refraining from any action under this Trust Agreement, the Trustee may rely on its good faith determination, including an opinion of counsel (who may be counsel to the Company), that a Change in Control has occurred. The Trustee's determination as to whether a Change in Control has occurred shall be binding and conclusive on all persons.

                                   ARTICLE II
                                   INVESTMENTS

        2.1. Company Investment Authority. The Company shall have all power over and responsibility for the disposition and investment of the Trust assets, and the Trustee shall comply with proper written directions of the Company concerning those assets; provided, however, that in no event shall the Trust engage in any investment practice or activity which is prohibited by Rule
260.140.85 of the Rules of the California Corporations Commissioner. The Trustee shall have no duty or responsibility to review or initiate action, or make recommendations regarding Trust assets and shall retain such assets until directed in writing by the Company to dispose of them.

                                   ARTICLE III
                                TRUSTEE'S POWERS

        3.1. Trustee's General Powers. Except as otherwise provided in this Trust Agreement, the Trustee shall have full power and authority with respect to property held in the Trust to exercise all the rights and privileges that could be exercised by the absolute owner thereof; provided, however, that the powers specified in this Section 3.1 shall be exercised by the Trustee only at the specific direction of the Company or in accordance with the provisions of this Trust Agreement; and provided further that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy. Such powers shall include the following:

               (a) To invest all or part of the Trust corpus in shares of Company Stock;

               (b) To buy, sell, assign, transfer, acquire, loan, lease (for any purpose, including beyond the life of this Trust), exchange and in any other manner to acquire, manage, deal with and dispose of all or any part of the Trust property, for cash or credit and upon any reasonable terms and conditions;

               (c) To make deposits with any bank or savings and loan institution, including, if the Trustee is a financial institution, any such facility of the Trustee or an affiliate thereof, provided that the deposit bears a reasonable rate of interest;

               (d) To retain all or any portion of the Trust in cash temporarily awaiting investment or for the purpose of making distributions or other payments, without liability for interest thereon;

               (e) To invest and re-invest the Trust, or any part thereof, in any one or more collective investment trust funds (including funds investing in real estate), including, if the Trustee is a financial institution, common and group trust funds that are maintained by the Trustee or any affiliate thereof. The combining of money and other assets of the Trust with money and other assets of other trusts in such fund or funds is specifically authorized. Notwithstanding anything to the contrary in this Trust Agreement, the Trustee or its affiliate shall have full investment responsibility over assets of the Trust invested in such funds;

               (f) To take all of the following actions as directed by the Company or other person with investment discretion over the Trust assets: to vote proxies of any securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust;

               (g) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

               (h) To invest funds pending required directions in any type of interest-bearing account including, without limitation, if the Trustee is a financial institution, time certificates of deposit or interest-bearing accounts issued by the Trustee, or any mutual fund or short-term investment fund, whether sponsored or advised by the Trustee or any affiliate thereof;

               (i) To cause all or any part of the Trust to be held in the name of the Trustee (which in such instance need not disclose its fiduciary capacity) or, as permitted by law, in the name of any nominee, and to acquire for the Trust any investment in bearer form; but the books and records of the Trustee shall at all times show that all such investments are a part of the Trust and the Trustee shall hold evidences of title to all such investments;

               (j) To serve as sole custodian with respect to the Trust assets;

               (k) To employ such agents and counsel as may be reasonably necessary in managing and protecting the Trust assets and to pay them reasonable compensation;

               (l) As directed by the Company:

                      (i) To compensate such executive, consultant, actuarial, accounting, investment, appraisal, administrative, clerical, secretarial, medical, custodial, depository and legal firms, personnel and other employees or assistants as are engaged by the Company in connection with the administration of the Plan and to pay from the Trust the necessary expenses of such firms, personnel and assistants, to the extent not paid by the Company; and

                      (ii) To cause the benefits provided under the Plan to be paid directly to the persons entitled thereto under the Plan, and in the amounts and at the times and in the manner specified, and to charge such payments against the Trust;

               (m) To exercise all the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under applicable federal or state laws, it being intended that, except as otherwise provided in this Trust, the powers conferred upon the Trustee herein shall not be constructed as being in limitation of any authority conferred by law, but shall be constructed as in addition thereto; and

               (n) Notwithstanding any powers granted to the Trustee by this Trust Agreement or by applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

        3.2. Power to Vote Company Stock. The Trustee shall vote any Company Stock held in the Trust in the same proportion that the other shareholders vote their shares of Company Stock. The Trustee may rely on written statistics provided by the secretary or any assistant secretary of the Company concerning the number of such votes.

        3.3. Sale of Company Stock. The Trustee shall, when directed by the Company, have the right to sell any shares of Company Stock to the Company for liquidity purposes.

                                   ARTICLE IV
                              PAYMENTS AND RECORDS

        4.1. Payments to Participants and Beneficiaries. The Company shall deliver to the Trustee from time to time schedules (the "Payment Schedules") that indicate the amounts payable in respect of each Participant and Beneficiary, that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Participants and their Beneficiaries in accordance with such Payment Schedules. The entitlement of a Participant or Beneficiary to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

        4.2. Tax Withholding. The Trustee shall, when directed by the Company, withhold from any payment to a Participant or Beneficiary hereunder the amount required by law to be so withheld under federal, state and local wage withholding requirements or otherwise, and shall pay over to the Company or agency specified by the Company the amount so withheld. The Company shall be responsible for instructing the Trustee as to liquidation of Trust assets or other provisions for obtaining sufficient cash to satisfy withholding requirements. The Trustee shall have no responsibility to determine if such withholding is required, may rely on instructions from the Company as to any required withholding and shall be fully protected under Section 8.3 in relying on such instructions. The Company shall be responsible for tax reporting with respect to withheld amounts.

        4.3. Suspension of Payments on Insolvency. The Trustee shall cease payment of benefits to Participants and their Beneficiaries if the Company is Insolvent, in accordance with Article XI.

        4.4. Accounts and Records. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions of the Trust, including such specific records as may be agreed upon in writing between the Company and the Trustee. All such records shall be open to inspection and audit at all reasonable times by the Company and by the Participants and Beneficiaries. Within sixty (60) days after the close of each calendar year and within sixty (60) days after the resignation or removal of the Trustee as provided in Article VI hereof, the Trustee shall render to the Company a written account showing in reasonable summary the investments, receipts, disbursements and other transactions engaged in by the Trustee during the preceding calendar year or period with respect to the Trust. Such account shall set forth the assets and liabilities of the Trust. The Company shall have one hundred twenty (120) days after the Trustee's mailing of each such account within which to file with the Trustee written objections to such account. Upon the expiration of such period, the Trustee shall be forever released and discharged from all liability and accountability to the Company with respect to the propriety of its acts and transactions shown in such account except with respect to (i) any such acts or transactions as to which the Company files written objections within such one hundred twenty-day period, and/or (ii) any such acts or transactions constituting a breach by the Trustee of the Trustee's fiduciary obligations to the Trust.

        4.5. Reports. Except as provided in Section 4.2, the Trustee shall file such descriptions and reports and shall furnish such information and make such other publications, disclosures, registrations and other filings as are required of the Trustee by law.

        4.6. Payments Following a Change in Control. Upon a Change in Control, as defined in Section 1.8, the Trust shall terminate and the Trustee and Company shall have the following duties:

               (a) Information to be Provided to Trustee. The Company shall furnish the Trustee with a Payment Schedule that indicates the amounts payable to each Participant and Beneficiary under the terms of the Plan, the medium of payment (e.g., cash or Company Stock) together with instructions for withholding taxes on each Participant's and Beneficiary's benefits under the Plan. In the event cash is required to be paid or used for withholding, the Company shall furnish the Trustee instructions for liquidating Trust assets to obtain the necessary cash.

               (b) Payments by Trustee. Upon receiving a completed Payment Schedule as described in paragraph (a), the Trustee shall first distribute the Trust assets to the Participants and Beneficiaries as set forth in the Payment Schedule and, second, shall pay any remaining assets to the Company or other person designated by the Company.

                                    ARTICLE V
                            RESTRICTIONS ON TRANSFER

        5.1. Disputes.

               (a) Should any controversy arise as to whether any distribution or payment is to be made by the Trustee, or as to any other matter arising in the administration of the Plan or Trust, the Trustee may retain the amount in controversy pending resolution of the controversy or the Trustee may file an action seeking declaratory relief and/or may interplead the Trust assets in issue, and name as necessary parties the Company, the Participants, Beneficiaries and/or any or all persons making conflicting demands.

               (b) The Trustee shall not be liable for the payment of any interest or income, except for that earned as a Trust investment, on any amount withheld or interpleaded under subsection (a).

               (c) The expense of the Trustee for taking any action under subsection (a) shall be paid to the Trustee from the Trust, if not paid by the Company.

        5.2. Assignment and Alienation Prohibited. No right or interest of any payee in the Trust assets shall be transferable, assignable or subject to alienation, anticipation, encumbrance, garnishment, attachment or execution and no benefit actually paid to the Participants or Beneficiaries, or any of them, shall be subject to any claim for repayment by the Company or the Trustee. The preceding sentence shall not apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order made by a court of competent jurisdiction. Notwithstanding the foregoing, the Trust shall at all times remain subject to the claims of creditors of the Company in the event the Company becomes Insolvent as provided in Article XI.

                                   ARTICLE VI
                       RESIGNATION, REMOVAL AND SUCCESSION

        6.1. Resignation or Removal of Trustee. The Trustee may resign at any time upon thirty (30) days' prior written notice to the Company (which notice may be waived by the Company). Prior to a Change in Control, the Company may remove the Trustee upon thirty (30) days' prior written notice to the Trustee (which notice may be waived by the Trustee). Upon a Change in Control, the Trustee may not be removed until all assets of the Trust have been distributed in accordance with Section 4.6(b).

        6.2. Designation of Successor. Upon notice of the Trustee's resignation or removal, the Company shall promptly name a successor Trustee who will accept transfer of the Trust assets. If no successor Trustee is designated within thirty (30) days of notice of the Trustee's resignation or removal, then the Company is hereby designated as the successor Trustee unless the Trustee and Company agree to extend such thirty-day time limit.

        6.3. Successor's Appointment. A successor Trustee shall have the same powers and duties as those conferred upon the original Trustee hereunder. A resigning Trustee shall transfer the Trust assets and shall deliver the books, accounts and records of the Trust to the successor Trustee as soon as practicable. The resigning Trustee is authorized, however, to reserve such amount as may be necessary for the payment of its fees and expenses incurred prior to its resignation, and the Trust assets shall remain liable to reimburse the resigning Trustee for all costs, expenses or attorneys' fees or losses incurred, whether before or after resignation, due solely to the Trustee's holding title to and administration of Trust assets.

        6.4. Successor's Duties. A successor Trustee shall have no duty to audit or otherwise inquire into the acts and transactions of its predecessors.

                                   ARTICLE VII
                                    AMENDMENT

        7.1. Integration; Power to Amend. This writing is the entire agreement between the parties and may be amended only by a writing signed by the Trustee and the Company. The Company and the Trustee may amend this Trust Agreement in a manner (1) which does not materially affect the rights and benefits of Participants and Beneficiaries, or (2) which is necessary to preserve the status of the Trust as a grantor trust as specified in Section 1.3.

        7.2. Limitation on Amendments Following a Change in Control. Following a Change in Control, no amendment signed by the Company and the Trustee shall become effective without the written consent of a two-thirds majority of the Participants then participating in the Plan.

                                  ARTICLE VIII
                                   LIABILITIES

        8.1. Declaration of Intent. To the full extent permitted by law, it is the intent of this Article to relieve each fiduciary from all liability for any acts or omissions of any other fiduciary or any other person and to declare the absence of liabilities of all persons referred to in this Article to the extent not imposed by law or by provisions of this Trust Agreement; provided, however, that nothing contained herein shall relieve the Trustee from any liability under applicable law resulting from any breach by the Trustee of the Trustee's fiduciary duties to the Trust. Each of the following Sections, in declaring such limitation, is set forth without limiting the generality of this Section but in each case shall be subject to the provisions, limitations and policies set forth in this Section.

        8.2. Liability of the Trustee.

               (a) Except after a Change in Control as provided in Section 4.6, the Trustee shall have no powers, duties or responsibilities with regard to the administration of the Plan or to determine the rights or benefits of any person having or claiming an interest under the Plan or in the Trust or to examine or control any disposition of the Trust or part thereof which is directed by the Company.

               (b) The Trustee shall have no liability for the adequacy of contributions for the purposes of the Plan or for enforcement of the payment thereof.

               (c) The Trustee shall have no liability for following proper directions of the Company when such directions are made in accordance with this Trust Agreement or the Plan.

        8.3. Indemnification.

               (a) The Company, by adoption of this Trust Agreement, agrees to indemnify the Trustee for reasonable expenses and to exonerate and indemnify it to its reasonable satisfaction, from time to time, for or against any and all loss, expense and liability incurred or to be incurred by it for acts or omissions of the Company.

               (b) The Company agrees to indemnify the Trustee against any liability imposed as a result of a claim asserted by any person or persons with respect to whom the Trustee has acted in good faith in reliance on a direction of the Company.

                                   ARTICLE IX
                            TERMINATION AND DURATION

        9.1. Revocation and Termination. Unless terminated upon a Change in Control, as specified in Section 4.6, the Trust shall terminate upon satisfaction of all liabilities to Participants and Beneficiaries under the Plan, at which time the Trustee shall distribute the remaining Trust assets, if any, as and when directed by the Company. In the event the Trust is terminated following the distribution of all payments and benefits called for herein, from the date of such termination of the Trust and until the final distribution of the remaining Trust assets, if any, the Trustee shall continue to have all the powers provided under this Trust Agreement that are necessary or desirable for the orderly liquidation and distribution of the Trust.

        9.2. Duration. This Trust shall continue in full force and effect for the maximum period of time permitted by law and in any event until the expiration of twenty-one years after the death of the last surviving person who was living at the time of execution hereof who at any time becomes a Participant in the Plan, unless this Trust is sooner terminated in accordance with this Trust Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

        10.1. Emergencies and Delegation.

               (a) In case of an emergency, the Trustee may act in the absence of directions from any other person having the power and duty to direct the Trustee with respect to the matter involved and shall incur no liability in so acting.

               (b) By written notice to the Trustee, the Company may authorize the Trustee to act on matters in the ordinary course of the business of the Trust or on specific matters upon the signature of its delegate.

        10.2. Expenses and Taxes.

               (a) The Company, or at its option, the Trust, shall quarterly pay the Trustee its reasonable expenses in administering the Trust and reasonable compensation for its services as Trustee at a rate to be agreed upon by the parties to this Trust Agreement. Such expenses and Trustee compensation shall constitute a charge upon the Trust, if not paid by the Company.

               (b) Reasonable counsel fees, reasonable costs, expenses and charges of the Trustee incurred or made in the performance of its duties, expenses relating to investment of the Trust such as broker's commissions, stamp taxes, and similar items and all taxes of any and all kinds that may be levied or assessed under existing or future laws upon or in respect to the Trust or the income thereof, and the Trustee's charges for issuing distributions to Participants, Beneficiaries or their representatives shall be paid from, and shall constitute a charge upon the Trust, if not paid by the Company.

               (c) The Company shall pay any federal, state or local taxes imposed on the Trust, or any part thereof, and/or the income therefrom. In the event any Participant or Beneficiary is determined to be subject to federal income tax on any amount under this Trust Agreement prior to the time of payment hereunder to such Participant or Beneficiary, the entire amount determined to be so taxable shall, at the Company's direction, be distributed by the Trustee to such Participant or Beneficiary from the Trust. For the above purposes, a Participant or Beneficiary shall be determined to be subject to federal income tax with respect to the Trust upon the earlier of:

                      (i) a final determination by the United States Internal Revenue Service ("IRS") addressed to the Participant or Beneficiary which is not appealed to the courts; or

                      (ii) an opinion of legal counsel designated in writing by the Company, addressed to the Company and the Trustee, that, by reason of Treasury Regulations, amendments to the Code, published IRS rulings, court decisions or other substantial precedent, amounts hereunder subject the Participant or Beneficiary to federal income tax prior to distribution. The Company shall undertake at its discretion and at its sole expense to defend any tax claims described herein which are asserted by the IRS against any Participant or Beneficiary relating to participation in the Trust prior to the distribution of benefits, including attorney fees and costs of appeal, and shall have the sole authority to determine whether or not to appeal any determination made by the IRS or by a lower court.

        10.3. Third Parties.

               (a) No person dealing with the Trustee shall be required to follow the application of money paid or money loaned to the Trustee nor inquire as to whether the Trustee has complied with the requirements hereof.

               (b) In any judicial or administrative proceedings, only the Company and the Trustee shall be necessary parties and no Participant or other person having or claiming any interest in the Trust shall be entitled to any notice or service of process (except as required by law). Any judgment, decision or award entered in any such proceeding or action shall be conclusive upon all interested persons.

        10.4. Binding Effect; Successor Corporation. This Trust Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and of any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship, and shall comply with the requirements of Section 4.6(a) to the extent applicable.

        10.5. Relation to Plan. This Trust Agreement and the Plan shall be read and construed together. Whenever in the Plan it is provided that the Trustee shall act as therein prescribed, the Trustee shall be and is hereby authorized and empowered to do so for all purposes as fully as though specifically so provided herein or so directed by the Company.

        10.6. Partial Invalidity. If any provision of this Trust Agreement is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining portions of this Trust Agreement, unless the Company, and, following a Change in Control, a two-thirds majority of all Participants, agree that such illegality or invalidity prevents accomplishment of the objectives and purposes of this Trust Agreement and the Plan. In the event of any such holding, the Company and Trustee will immediately amend this Trust Agreement as necessary to remedy any such defect.

        10.7. Construction. This Trust Agreement shall be construed, administered and enforced according to the Code under the laws of the State of California, fairly and equitably in accordance with the purposes of the Plan.

        10.8. Notices. Any notice, report, demand or waiver required or permitted hereunder shall be in writing, shall be deemed received upon the date of delivery if given personally or, if given by mail or facsimile transmission, upon the receipt thereof, and shall be given personally, by facsimile or by prepaid registered or certified mail, return receipt requested, addressed as follows.


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        If to the Company, to:

                             SPARTA, Inc.
                             23041 Avenida de la Carlota, Suite 400
                             Laguna Hills, California 92653
                             Attention: Chief Financial Officer

                             Facsimile No.: (714) 770-4632

        If to the Trustee, to:

                             Jerry R. Fabian
                             23041 Avenida de la Carlota, Suite 400
                             Laguna Hills, California 92653

                             Facsimile No.: (714) 770-4632

        If to a Participant or Beneficiary, to the last mailing address provided to the Trustee with respect to such individual; provided, however, that if any party or his or its successor shall have designated a different address by notice to the other parties, then to the last address so designated.

                                   ARTICLE XI
             DISTRIBUTIONS IN THE EVENT OF INSOLVENCY OF THE COMPANY

        11.1. Assets Subject to Creditors' Claims. Notwithstanding any other provisions of this Trust Agreement, at all times during the existence of the Trust, the assets of the Trust shall be subject to and may be applied under federal and state law in the event of the Insolvency of the Company to satisfy the claims of any and all general creditors of the Company and of each subsidiary of the Company whose employees are approved for participation in the Plan under the terms thereof. For purposes of this Article XI, the term "Company" shall refer to SPARTA, Inc. and to each such participating subsidiary.

        11.2. Insolvency. For purposes of this Trust, the Company shall be considered Insolvent if it is unable to pay its debts as they become due or if it is subject to a pending proceeding as a debtor under the U.S. Bankruptcy Code.

        11.3. Duties on Insolvency. The Board of Directors and Chief Executive Officer of SPARTA, Inc. shall have the duty to inform the Trustee in writing in the event of the Company's Insolvency, and also to provide notice (after the Company has become Insolvent) if it ceases to be Insolvent. The Trustee shall suspend all benefit payments upon receipt of such notice of Insolvency from the Board of Directors or Chief Executive Officer of the Company, or upon receipt of a written notice alleging that the Company is Insolvent from a receiver, trustee in bankruptcy, custodian or person claiming to be a creditor of the Company, or upon receipt of a copy of proceedings concerning the Company as a debtor under the U.S. Bankruptcy Code. Unless the Trustee has actual knowledge of the Company's Insolvency or receives the aforesaid


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actual written notice of the Company's Insolvency, the Trustee shall be under no duty of inquiry as to the Company's solvency or Insolvency.

        11.4. Determination of Insolvency. Upon receipt of the aforesaid written notice of the Company's Insolvency, the Trustee shall notify the Company, and the Company, within thirty (30) days of receipt of such notice, shall engage an arbitrator (the "Arbitrator") acceptable to Trustee, from the American Arbitration Association to determine the Company's solvency or Insolvency. The Company shall cooperate fully and assist the Arbitrator, as may be requested by the Arbitrator, in such determination and shall pay all costs relating to such determination. The Arbitrator shall notify the Company and Trustee separately by registered mail of its findings. If the Arbitrator determines that the Company is solvent or if once found Insolvent the Company is no longer Insolvent, the Trustee shall resume holding the Trust assets for the benefit of the Plan Participants or Beneficiaries and may make any distributions called for under this Trust Agreement, including any amounts which should have been distributed during the period when the Trustee suspended distributions in response to a notice of the Company's Insolvency, including earnings (or losses) on such suspended distributions. If the Arbitrator determines that the Company is Insolvent or is unable to make a conclusive determination of the Company's Insolvency, the Trustee shall continue to retain the assets of the Trust until the Company's status of solvency or Insolvency is decided by a court of competent jurisdiction or it distributes all or a portion of the Trust assets to any duly appointed receiver, trustee in bankruptcy, custodian or to the Company's general creditors, but only as such distribution is ordered by a court of competent jurisdiction. If a court of competent jurisdiction orders distribution of only part of the Trust assets and does not specify the manner in which Trust assets are to be liquidated, the Trustee shall liquidate Trust assets as follows:

               (a) If such liquidation is ordered prior to a Change in Control, as directed by the Company; or

               (b) If such liquidation is ordered after a Change in Control, as determined by the Trustee in its sole discretion. If the Company fails to provide instructions under subparagraph (a) above as to the manner of liquidation within five (5) business days prior to the date the Trustee is required to comply with the court's order, the Trustee shall liquidate the Trust assets in such manner as the Trustee shall determine in its sole discretion. The Trustee shall not be liable for any damages resulting from the Trustee's exercise in good faith of its power to liquidate assets as provided in this paragraph.

               The Trustee shall have no liability for relying upon the determination of the Arbitrator as to the Company's solvency or Insolvency. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee and Arbitrator with a reasonable basis for making a determination concerning the Company's solvency.



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        Executed at Laguna Hills, California, the day and year first written above.

                                        TRUSTEE


                                        ______________________________________
                                        JERRY R. FABIAN


                                        SPARTA, INC.



                                        By:    _______________________________

                                        Title: _______________________________






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